UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015 (December 15, 2015)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    Termination of Material Definitive Agreement.

The information set forth under Item 8.01 below is incorporated by reference into this Item 1.02.

Item 8.01    Other Events.

On December 15, 2015 (the “Redemption Date”), The Scotts Miracle-Gro Company redeemed all $200.0 million aggregate principal amount of its outstanding 6.625% Senior Notes due 2020 (the “6.625% Senior Notes”), pursuant to the terms of the indenture governing the 6.625% Senior Notes, at a redemption price equal to 103.313% of the aggregate principal amount of the 6.625% Senior Notes, plus accrued and unpaid interest to the Redemption Date (the “Redemption Price”). As of the Redemption Date, the 6.625% Senior Notes were no longer deemed outstanding, interest on the Redeemed Notes ceased to accrue and all rights with respect to the 6.625% Senior Notes ceased, except the right to receive the Redemption Price.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: December 17, 2015	By: /s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

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